Revenue and other operating income	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Revenue and other operating income	Revenue and other operating income

(in thousands of USD)	2021				2020 (revised)*
	Tankers	FSO	Less: Equity-accounted investees	Total	Tankers (revised)*	FSO	Less: Equity-accounted investees	Total (revised)*

Pool Revenue	136,160	—	11	136,171	697,485	—	594	698,079
Spot Voyages	215,158	—	(2,890)	212,268	409,328	—	(9,799)	399,529
Revenue from contracts with customers	351,318	—	(2,879)	348,439	1,106,813	—	(9,205)	1,097,608

Time Charters	71,331	50,132	(50,132)	71,331	114,030	49,949	(51,246)	112,733
Lease income	71,331	50,132	(50,132)	71,331	114,030	49,949	(51,246)	112,733

Total revenue	422,649	50,132	(53,011)	419,770	1,220,843	49,949	(60,451)	1,210,341

Other operating income	—	—	—	10,255	—	—	—	10,112

* To improve the relevancy of the accounting information of the income statement, the Company reclassified certain cost & revenue elements without impact on the profit (loss) for the period. Please refer to Note 1.6 for further details.

For the accounting treatment of revenue, we refer to the accounting policies (see Note 1.18) - Revenue.

The decrease in revenue is mainly related to the decrease in pool and spot voyage revenue which is due to declined freight rates compared to 2020. Euronav took advantage of the weak market environment to execute dry-dockings (18 VLCCs and seven Suezmaxes) which resulted in less on hire days during the year compared to 2020. The decrease in revenue from time charters is also due to these unfavorable market conditions as well as a lower number of vessels on time charter.

Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage.